                                                                    Exhibit 99.9
--------------------------------------------------------------------------------
                                                       Monthly Operating Report

     ------------------------------------------------
     CASE NAME: American International Travel, Inc.   ACCRUAL BASIS
     ------------------------------------------------

     ------------------------------------------------
     CASE NUMBER: 400-42149-BJH-11                      02/13/95, RWD, 2/96
     ------------------------------------------------

     ------------------------------------------------
     JUDGE: Barbara J. Houser
     ------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: SEPTEMBER 30, 2001


     IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


     RESPONSIBLE PARTY:

     /s/ Drew Keith                                             Chief Financial Officer
     -------------------------------------------            -----------------------------
     ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                            TITLE

     Drew Keith                                                       10/19/2001
     -------------------------------------------            -----------------------------
     PRINTED NAME OF RESPONSIBLE PARTY                                   DATE

     PREPARER:

     /s/ Jessica L. Wilson                                     Chief Accounting Officer
     -------------------------------------------            -----------------------------
     ORIGINAL SIGNATURE OF PREPARER                                      TITLE

     Jessica L. Wilson                                                 10/19/2001
     -------------------------------------------            -----------------------------
     PRINTED NAME OF PREPARER                                             DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

  -----------------------------------------------------
  CASE NAME: American International Travel, Inc.                 ACCRUAL BASIS-1
  -----------------------------------------------------

  -----------------------------------------------------
  CASE NUMBER: 400-42149-BJH-11                         02/13/95, RWD, 2/96
  -----------------------------------------------------

  -----------------------------------------------------

  COMPARATIVE BALANCE SHEET

  -------------------------------------------------------------------------------------------------------------------------------
                                            SCHEDULE                   MONTH                 MONTH              MONTH
                                                               ------------------------------------------------------------------
  ASSETS                                     AMOUNT                  July 2001            August 2001       September 2001
  -------------------------------------------------------------------------------------------------------------------------------
  1.      UNRESTRICTED CASH                         $   64,520        $         0             $        0              $        0
  -------------------------------------------------------------------------------------------------------------------------------
  2.      RESTRICTED CASH                                             $         0             $        0              $        0
  -------------------------------------------------------------------------------------------------------------------------------
  3.      TOTAL CASH                                $   64,520        $         0             $        0              $        0
  -------------------------------------------------------------------------------------------------------------------------------
  4.      ACCOUNTS RECEIVABLE (NET)                                   $         0             $        0              $        0
  -------------------------------------------------------------------------------------------------------------------------------
  5.      INVENTORY                                                   $         0             $        0              $        0
  -------------------------------------------------------------------------------------------------------------------------------
  6.      NOTES RECEIVABLE                                            $         0             $        0              $        0
  -------------------------------------------------------------------------------------------------------------------------------
  7.      PREPAID EXPENSES                                            $         0             $        0              $        0
  -------------------------------------------------------------------------------------------------------------------------------
  8.      OTHER (ATTACH LIST)                                           ($440,079)             ($440,079)              ($440,079)
  -------------------------------------------------------------------------------------------------------------------------------
  9.      TOTAL CURRENT ASSETS                      $   64,520          ($440,079)             ($440,079)              ($440,079)
  -------------------------------------------------------------------------------------------------------------------------------
  10.     PROPERTY, PLANT & EQUIPMENT                                 $         0             $        0              $        0
  -------------------------------------------------------------------------------------------------------------------------------
  11.     LESS: ACCUMULATED
          DEPRECIATION / DEPLETION                                    $         0             $        0              $        0
  -------------------------------------------------------------------------------------------------------------------------------
  12.     NET PROPERTY, PLANT &
          EQUIPMENT                                 $        0        $         0             $        0              $        0
  -------------------------------------------------------------------------------------------------------------------------------
  13.     DUE FROM INSIDERS                                           $         0             $        0              $        0
  -------------------------------------------------------------------------------------------------------------------------------
  14.     OTHER ASSETS - NET OF
          AMORTIZATION (ATTACH LIST)                                  $         0             $        0              $        0
  -------------------------------------------------------------------------------------------------------------------------------
  15.     OTHER (ATTACH LIST)                                         $         0             $        0              $        0
  -------------------------------------------------------------------------------------------------------------------------------
  16.     TOTAL ASSETS                              $   64,520          ($440,079)             ($440,079)              ($440,079)
  -------------------------------------------------------------------------------------------------------------------------------
  POSTPETITION  LIABILITIES
  -------------------------------------------------------------------------------------------------------------------------------
  17.     ACCOUNTS PAYABLE                                            $         0             $        0              $      250
  -------------------------------------------------------------------------------------------------------------------------------
  18.     TAXES PAYABLE                                               $         0             $        0              $        0
  -------------------------------------------------------------------------------------------------------------------------------
  19.     NOTES PAYABLE                                               $         0             $        0              $        0
  -------------------------------------------------------------------------------------------------------------------------------
  20.     PROFESSIONAL FEES                                           $         0             $        0              $        0
  -------------------------------------------------------------------------------------------------------------------------------
  21.     SECURED DEBT                                                $         0             $        0              $        0
  -------------------------------------------------------------------------------------------------------------------------------
  22.     OTHER (ATTACH LIST)                                         $         0             $        0              $        0
  -------------------------------------------------------------------------------------------------------------------------------
  23.     TOTAL POSTPETITION
          LIABILITIES                                                 $         0             $        0              $      250
  -------------------------------------------------------------------------------------------------------------------------------
  PREPETITION LIABILITIES
  -------------------------------------------------------------------------------------------------------------------------------
  24.     SECURED DEBT                                                $         0             $        0              $        0
  -------------------------------------------------------------------------------------------------------------------------------
  25.     PRIORITY DEBT                             $   16,503        $         0             $        0              $        0
  -------------------------------------------------------------------------------------------------------------------------------
  26.     UNSECURED DEBT                            $  513,635           ($84,891)              ($84,891)               ($84,891)
  -------------------------------------------------------------------------------------------------------------------------------
  27.     OTHER (ATTACH LIST)                                         $         0             $        0              $        0
  -------------------------------------------------------------------------------------------------------------------------------
  28.     TOTAL PREPETITION LIABILITIES             $  530,138           ($84,891)              ($84,891)               ($84,891)
  -------------------------------------------------------------------------------------------------------------------------------
  29.     TOTAL LIABILITIES                         $  530,138           ($84,891)              ($84,891)               ($84,641)
  -------------------------------------------------------------------------------------------------------------------------------
  EQUITY
  -------------------------------------------------------------------------------------------------------------------------------
  30.     PREPETITION OWNERS' EQUITY                                    ($359,163)             ($359,163)              ($359,163)
  -------------------------------------------------------------------------------------------------------------------------------
  31.     POSTPETITION CUMULATIVE
          PROFIT OR (LOSS)                                            $     3,975             $    3,975              $    3,725
  -------------------------------------------------------------------------------------------------------------------------------
  32.     DIRECT CHARGES TO EQUITY
          (ATTACH EXPLANATION)
  -------------------------------------------------------------------------------------------------------------------------------
  33.     TOTAL EQUITY                              $        0          ($355,188)             ($355,188)              ($355,438)
  -------------------------------------------------------------------------------------------------------------------------------
  34.     TOTAL LIABILITIES &
          OWNERS' EQUITY                            $  530,138          ($440,079)             ($440,079)              ($440,079)
  -------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                                                      Monthly Operating Report

    ------------------------------------------------
    CASE NAME: American International Travel, Inc.   ACCRUAL BASIS-2
    ------------------------------------------------

    ------------------------------------------------
    CASE NUMBER: 400-42149-BJH-11                      02/13/95, RWD, 2/96
    ------------------------------------------------

    ------------------------------------------------
    INCOME STATEMENT

    ------------------------------------------------------------------------------------------------------------------
                                                   MONTH                MONTH              MONTH            QUARTER
                                               ---------------------------------------------------------
    REVENUES                                     July 2001           August 2001       September 2001        TOTAL
    ------------------------------------------------------------------------------------------------------------------
    1.     GROSS REVENUES                                     $0                  $0               $  0         $  0
    ------------------------------------------------------------------------------------------------------------------
    2.     LESS: RETURNS & DISCOUNTS                          $0                  $0               $  0         $  0
    ------------------------------------------------------------------------------------------------------------------
    3.     NET REVENUE                                        $0                  $0               $  0         $  0
    ------------------------------------------------------------------------------------------------------------------
    COST OF GOODS SOLD

    ------------------------------------------------------------------------------------------------------------------
     4.     MATERIAL                                          $0                  $0               $  0         $  0
    ------------------------------------------------------------------------------------------------------------------
     5.     DIRECT LABOR                                      $0                  $0               $  0         $  0
    ------------------------------------------------------------------------------------------------------------------
     6.     DIRECT OVERHEAD                                   $0                  $0               $  0         $  0
    ------------------------------------------------------------------------------------------------------------------
     7.     TOTAL COST OF GOODS SOLD                          $0                  $0               $  0         $  0
    ------------------------------------------------------------------------------------------------------------------
     8.     GROSS PROFIT                                      $0                  $0               $  0         $  0
    ------------------------------------------------------------------------------------------------------------------
    OPERATING EXPENSES
    ------------------------------------------------------------------------------------------------------------------
     9.     OFFICER / INSIDER COMPENSATION                    $0                  $0               $  0         $  0
    ------------------------------------------------------------------------------------------------------------------
     10.    SELLING & MARKETING                               $0                  $0               $  0         $  0
    ------------------------------------------------------------------------------------------------------------------
     11.    GENERAL & ADMINISTRATIVE                          $0                  $0               $  0         $  0
    ------------------------------------------------------------------------------------------------------------------
     12.    RENT & LEASE                                      $0                  $0               $  0         $  0
    ------------------------------------------------------------------------------------------------------------------
     13.    OTHER (ATTACH LIST)                               $0                  $0               $  0         $  0
    ------------------------------------------------------------------------------------------------------------------
     14.    TOTAL OPERATING EXPENSES                          $0                  $0               $  0         $  0
    ------------------------------------------------------------------------------------------------------------------
     15.    INCOME BEFORE NON-OPERATING
            INCOME & EXPENSE                                  $0                  $0               $  0         $  0
    ------------------------------------------------------------------------------------------------------------------
    OTHER INCOME & EXPENSES
    ------------------------------------------------------------------------------------------------------------------
     16.    NON-OPERATING INCOME (ATT. LIST)                  $0                  $0               $  0         $  0
    ------------------------------------------------------------------------------------------------------------------
     17.    NON-OPERATING EXPENSE (ATT. LIST)                 $0                  $0               $  0         $  0
    ------------------------------------------------------------------------------------------------------------------
     18.    INTEREST EXPENSE                                  $0                  $0               $  0         $  0
    ------------------------------------------------------------------------------------------------------------------
     19.    DEPRECIATION / DEPLETION                          $0                  $0               $  0         $  0
    ------------------------------------------------------------------------------------------------------------------
     20.    AMORTIZATION                                      $0                  $0               $  0         $  0
    ------------------------------------------------------------------------------------------------------------------
     21.    OTHER (ATTACH LIST)                               $0                  $0               $  0         $  0
    ------------------------------------------------------------------------------------------------------------------
     22.    NET OTHER INCOME & EXPENSES                       $0                  $0               $  0         $  0
    ------------------------------------------------------------------------------------------------------------------
    REORGANIZATION EXPENSES
    ------------------------------------------------------------------------------------------------------------------
     23.    PROFESSIONAL FEES                                 $0                  $0               $  0         $  0
    ------------------------------------------------------------------------------------------------------------------
     24.    U.S.  TRUSTEE FEES                                $0                  $0               $250         $250
    ------------------------------------------------------------------------------------------------------------------
     25.    OTHER (ATTACH LIST)                               $0                  $0               $  0         $  0
    ------------------------------------------------------------------------------------------------------------------
     26.    TOTAL REORGANIZATION EXPENSES                     $0                  $0               $250         $250
    ------------------------------------------------------------------------------------------------------------------
     27.    INCOME TAX                                        $0                  $0               $  0         $  0
    ------------------------------------------------------------------------------------------------------------------
     28.    NET PROFIT (LOSS)                                 $0                  $0              ($250)       ($250)
    ------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

    ------------------------------------------------
    CASE NAME: American International Travel, Inc.    ACCRUAL BASIS-3
    ------------------------------------------------

    ------------------------------------------------
    CASE  NUMBER: 400-42149-BJH-11                          02/13/95, RWD, 2/96
    ------------------------------------------------

    -------------------------------------------------------------------------------------------------------
    CASH RECEIPTS AND                           MONTH         MONTH             MONTH              QUARTER
                                              ---------------------------------------------
    DISBURSEMENTS                             July 2001    August 2001      September 2001          TOTAL
    -------------------------------------------------------------------------------------------------------
    1.     CASH - BEGINNING OF MONTH              $0              $0                $0                $0
    -------------------------------------------------------------------------------------------------------
    RECEIPTS FROM OPERATIONS
    -------------------------------------------------------------------------------------------------------
    2.     CASH SALES                             $0              $0                $0                $0
    -------------------------------------------------------------------------------------------------------
    COLLECTION OF ACCOUNTS RECEIVABLE
    -------------------------------------------------------------------------------------------------------
    3.     PREPETITION                            $0              $0                $0                $0
    -------------------------------------------------------------------------------------------------------
    4.     POSTPETITION                           $0              $0                $0                $0
    -------------------------------------------------------------------------------------------------------
    5.     TOTAL OPERATING RECEIPTS               $0              $0                $0                $0
    -------------------------------------------------------------------------------------------------------
    NON - OPERATING RECEIPTS
    -------------------------------------------------------------------------------------------------------
    6.     LOANS & ADVANCES (ATTACH LIST)         $0              $0                $0                $0
    -------------------------------------------------------------------------------------------------------
    7.     SALE OF ASSETS                         $0              $0                $0                $0
    -------------------------------------------------------------------------------------------------------
    8.     OTHER (ATTACH LIST)                    $0              $0                $0                $0
    -------------------------------------------------------------------------------------------------------
    9.     TOTAL NON-OPERATING RECEIPTS           $0              $0                $0                $0
    -------------------------------------------------------------------------------------------------------
    10.    TOTAL RECEIPTS                         $0              $0                $0                $0
    -------------------------------------------------------------------------------------------------------
    11.    TOTAL CASH AVAILABLE                   $0              $0                $0                $0
    -------------------------------------------------------------------------------------------------------
    OPERATING DISBURSEMENTS
    -------------------------------------------------------------------------------------------------------
    12.    NET PAYROLL                            $0              $0                $0                $0
    -------------------------------------------------------------------------------------------------------
    13.    PAYROLL TAXES PAID                     $0              $0                $0                $0
    -------------------------------------------------------------------------------------------------------
    14.    SALES, USE & OTHER TAXES PAID          $0              $0                $0                $0
    -------------------------------------------------------------------------------------------------------
    15.    SECURED / RENTAL / LEASES              $0              $0                $0                $0
    -------------------------------------------------------------------------------------------------------
    16.    UTILITIES                              $0              $0                $0                $0
    -------------------------------------------------------------------------------------------------------
    17.    INSURANCE                              $0              $0                $0                $0
    -------------------------------------------------------------------------------------------------------
    18.    INVENTORY PURCHASES                    $0              $0                $0                $0
    -------------------------------------------------------------------------------------------------------
    19.    VEHICLE EXPENSES                       $0              $0                $0                $0
    -------------------------------------------------------------------------------------------------------
    20.    TRAVEL                                 $0              $0                $0                $0
    -------------------------------------------------------------------------------------------------------
    21.    ENTERTAINMENT                          $0              $0                $0                $0
    -------------------------------------------------------------------------------------------------------
    22.    REPAIRS & MAINTENANCE                  $0              $0                $0                $0
    -------------------------------------------------------------------------------------------------------
    23.    SUPPLIES                               $0              $0                $0                $0
    -------------------------------------------------------------------------------------------------------
    24.    ADVERTISING                            $0              $0                $0                $0
    -------------------------------------------------------------------------------------------------------
    25.    OTHER (ATTACH LIST)                    $0              $0                $0                $0
    -------------------------------------------------------------------------------------------------------
    26.    TOTAL OPERATING DISBURSEMENTS          $0              $0                $0                $0
    -------------------------------------------------------------------------------------------------------
    REORGANIZATION EXPENSES
    -------------------------------------------------------------------------------------------------------
    27.    PROFESSIONAL FEES                      $0              $0                $0                $0
    -------------------------------------------------------------------------------------------------------
    28.    U.S. TRUSTEE FEES                      $0              $0                $0                $0
    -------------------------------------------------------------------------------------------------------
    29.    OTHER (ATTACH LIST)                    $0              $0                $0                $0
    -------------------------------------------------------------------------------------------------------
    30.    TOTAL REORGANIZATION EXPENSES          $0              $0                $0                $0
    -------------------------------------------------------------------------------------------------------
    31.    TOTAL DISBURSEMENTS                    $0              $0                $0                $0
    -------------------------------------------------------------------------------------------------------
    32.    NET CASH FLOW                          $0              $0                $0                $0
    -------------------------------------------------------------------------------------------------------
    33.    CASH - END OF MONTH                    $0              $0                $0                $0
    -------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

   ------------------------------------------------
   CASE NAME: American International Travel, Inc.    ACCRUAL BASIS-4
   ------------------------------------------------

   ------------------------------------------------
   CASE NUMBER: 400-42149-BJH-11                       02/13/95, RWD, 2/96
   ------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------
                                                               SCHEDULE           MONTH            MONTH          MONTH
                                                                           ---------------------------------------------------
   ACCOUNTS RECEIVABLE AGING                                     AMOUNT         July 2001        August 2001   September 2001
   ---------------------------------------------------------------------------------------------------------------------------

   1.      0-30                                                          $0                  $0             $0              $0
   ---------------------------------------------------------------------------------------------------------------------------
   2.      31-60                                                         $0                  $0             $0              $0
   ---------------------------------------------------------------------------------------------------------------------------
   3.      61-90                                                         $0                  $0             $0              $0
   ---------------------------------------------------------------------------------------------------------------------------
   4.      91+                                                           $0                  $0             $0              $0
   ---------------------------------------------------------------------------------------------------------------------------
   5.      TOTAL ACCOUNTS RECEIVABLE                                     $0                  $0             $0              $0
   ---------------------------------------------------------------------------------------------------------------------------
   6.      AMOUNT CONSIDERED UNCOLLECTIBLE                               $0                  $0             $0              $0
   ---------------------------------------------------------------------------------------------------------------------------
   7.      ACCOUNTS RECEIVABLE (NET)                                     $0                  $0             $0              $0
   ---------------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------

   AGING OF POSTPETITION TAXES AND PAYABLES                                              MONTH: September 2001
                                                                                              --------------------------------
   ---------------------------------------------------------------------------------------------------------------------------
                                            0-30                    31-60               61-90           91+
   TAXES  PAYABLE                           DAYS                    DAYS                 DAYS          DAYS            TOTAL
   ---------------------------------------------------------------------------------------------------------------------------
   1.      FEDERAL                             $  0                      $0                  $0             $0            $  0
   ---------------------------------------------------------------------------------------------------------------------------
   2.      STATE                               $  0                      $0                  $0             $0            $  0
   ---------------------------------------------------------------------------------------------------------------------------
   3.      LOCAL                               $  0                      $0                  $0             $0            $  0
   ---------------------------------------------------------------------------------------------------------------------------
   4.      OTHER (ATTACH LIST)                 $  0                      $0                  $0             $0            $  0
   ---------------------------------------------------------------------------------------------------------------------------
   5.      TOTAL  TAXES  PAYABLE               $  0                      $0                  $0             $0            $  0
   ---------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------
   6.      ACCOUNTS  PAYABLE                   $250                      $0                  $0             $0            $250
   ---------------------------------------------------------------------------------------------------------------------------

   ------------------------------------------------

   STATUS OF POSTPETITION TAXES                                                          MONTH: September 2001
                                                                                               -------------------------------
   ---------------------------------------------------------------------------------------------------------------------------
                                                                BEGINNING            AMOUNT                       ENDING
                                                                   TAX           WITHHELD AND/      AMOUNT          TAX
   FEDERAL                                                     LIABILITY*          0R ACCRUED        PAID         LIABILITY
   ---------------------------------------------------------------------------------------------------------------------------
   1.      WITHHOLDING**                                                 $0                  $0             $0              $0
   ---------------------------------------------------------------------------------------------------------------------------
   2.      FICA-EMPLOYEE**                                               $0                  $0             $0              $0
   ---------------------------------------------------------------------------------------------------------------------------
   3.      FICA-EMPLOYER**                                               $0                  $0             $0              $0
   ---------------------------------------------------------------------------------------------------------------------------
   4.      UNEMPLOYMENT                                                  $0                  $0             $0              $0
   ---------------------------------------------------------------------------------------------------------------------------
   5.      INCOME                                                        $0                  $0             $0              $0
   ---------------------------------------------------------------------------------------------------------------------------
   6.      OTHER (ATTACH LIST)                                           $0                  $0             $0              $0
   ---------------------------------------------------------------------------------------------------------------------------
   7.      TOTAL FEDERAL TAXES                                           $0                  $0             $0              $0
   ---------------------------------------------------------------------------------------------------------------------------
   STATE AND LOCAL
   ---------------------------------------------------------------------------------------------------------------------------
   8.      WITHHOLDING                                                   $0                  $0             $0              $0
   ---------------------------------------------------------------------------------------------------------------------------
   9.      SALES                                                         $0                  $0             $0              $0
   ---------------------------------------------------------------------------------------------------------------------------
   10.     EXCISE                                                        $0                  $0             $0              $0
   ---------------------------------------------------------------------------------------------------------------------------
   11.     UNEMPLOYMENT                                                  $0                  $0             $0              $0
   ---------------------------------------------------------------------------------------------------------------------------
   12.     REAL PROPERTY                                                 $0                  $0             $0              $0
   ---------------------------------------------------------------------------------------------------------------------------
   13.     PERSONAL PROPERTY                                             $0                  $0             $0              $0
   ---------------------------------------------------------------------------------------------------------------------------
   14.     OTHER (ATTACH LIST)                                           $0                  $0             $0              $0
   ---------------------------------------------------------------------------------------------------------------------------
   15.     TOTAL STATE & LOCAL                                           $0                  $0             $0              $0
   ---------------------------------------------------------------------------------------------------------------------------
   16.     TOTAL TAXES                                                   $0                  $0             $0              $0
   ---------------------------------------------------------------------------------------------------------------------------

   * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

   ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

    ------------------------------------------
    CASE NAME: American International
               Travel, Inc.                        ACCRUAL BASIS-5
    ------------------------------------------

    ------------------------------------------
    CASE  NUMBER: 400-42149-BJH-11               02/13/95, RWD, 2/96
    ------------------------------------------


    The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                         MONTH:  September 2001
    ----------------------------------------                   ------------------------------------------------
    BANK RECONCILIATIONS
                                                    Account #1      Account #2        Account #3
    -----------------------------------------------------------------------------------------------------------
    A.    BANK:                                          N/A
    -----------------------------------------------------------------------------------------------------------
    B.    ACCOUNT NUMBER:                                                                             TOTAL
    -----------------------------------------------------------------------------------------------------------
    C.    PURPOSE (TYPE):
    -----------------------------------------------------------------------------------------------------------
    1.    BALANCE PER BANK STATEMENT                   $    0
    -----------------------------------------------------------------------------------------------------------
    2.    ADD: TOTAL DEPOSITS NOT CREDITED             $    0
    -----------------------------------------------------------------------------------------------------------
    3.    SUBTRACT: OUTSTANDING CHECKS                 $    0
    -----------------------------------------------------------------------------------------------------------
    4.    OTHER RECONCILING ITEMS                      $    0
    -----------------------------------------------------------------------------------------------------------
    5.    MONTH END BALANCE PER BOOKS                  $    0           $    0            $    0       $    0
    -----------------------------------------------------------------------------------------------------------
    6.    NUMBER OF LAST CHECK WRITTEN
    -----------------------------------------------------------------------------------------------------------


    ----------------------------------------
    INVESTMENT ACCOUNTS

    -----------------------------------------------------------------------------------------------------------
                                                      DATE OF          TYPE OF         PURCHASE       CURRENT
    BANK, ACCOUNT NAME & NUMBER                      PURCHASE        INSTRUMENT          PRICE         VALUE
    -----------------------------------------------------------------------------------------------------------
    7.    N/A
    -----------------------------------------------------------------------------------------------------------
    8.    N/A
    -----------------------------------------------------------------------------------------------------------
    9.    N/A
    -----------------------------------------------------------------------------------------------------------
    10.   N/A
    -----------------------------------------------------------------------------------------------------------
    11.   TOTAL  INVESTMENTS                                                             $    0        $    0
    -----------------------------------------------------------------------------------------------------------

    ----------------------------------------
    CASH

    -----------------------------------------------------------------------------------------------------------
    12.   CURRENCY ON HAND                                                                             $    0
    -----------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------
    13.   TOTAL CASH - END OF MONTH                                                                    $    0
    -----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

    -----------------------------------------------
    CASE NAME: American International Travel, Inc.   ACCRUAL BASIS-6
    -----------------------------------------------

    -----------------------------------------------
    CASE NUMBER: 400-42149-BJH-11                       02/13/95, RWD, 2/96
    -----------------------------------------------

                                                        MONTH: September 2001
                                                             -------------------

    -----------------------------------------------
    PAYMENTS TO INSIDERS AND PROFESSIONALS
    -----------------------------------------------

    OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
    CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

    ----------------------------------------------------------------------------
                                       INSIDERS
    ----------------------------------------------------------------------------
                                    TYPE OF           AMOUNT      TOTAL PAID
           NAME                     PAYMENT            PAID        TO DATE
    ----------------------------------------------------------------------------
    1.   N/A
    ----------------------------------------------------------------------------
    2.   N/A
    ----------------------------------------------------------------------------
    3.   N/A
    ----------------------------------------------------------------------------
    4.   N/A
    ----------------------------------------------------------------------------
    5.   N/A
    ----------------------------------------------------------------------------
    6.   TOTAL PAYMENTS
         TO INSIDERS                                          $0              $0
    ----------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------------------
                                                    PROFESSIONALS
    -----------------------------------------------------------------------------------------------------------------------------
                              DATE OF COURT                                                               TOTAL
                            ORDER AUTHORIZING         AMOUNT        AMOUNT         TOTAL PAID           INCURRED
            NAME                 PAYMENT             APPROVED        PAID            TO DATE            & UNPAID *
    -----------------------------------------------------------------------------------------------------------------------------
    1.   N/A
    -----------------------------------------------------------------------------------------------------------------------------
    2.   N/A
    -----------------------------------------------------------------------------------------------------------------------------
    3.   N/A
    -----------------------------------------------------------------------------------------------------------------------------
    4.   N/A
    -----------------------------------------------------------------------------------------------------------------------------
    5.   N/A
    -----------------------------------------------------------------------------------------------------------------------------
    6.   TOTAL PAYMENTS
         TO PROFESSIONALS                                     $0              $0              $0                  $0
    -----------------------------------------------------------------------------------------------------------------------------

     * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED
    ---------------------------------------------------------------------------------------------
    POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
    PROTECTION PAYMENTS
    ---------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------
                                                    SCHEDULED       AMOUNTS
                                                     MONTHLY          PAID           TOTAL
                                                     PAYMENTS       DURING           UNPAID
                  NAME OF CREDITOR                    DUE            MONTH        POSTPETITION
    ---------------------------------------------------------------------------------------------
    1.   N/A
    ---------------------------------------------------------------------------------------------
    2.   N/A
    ---------------------------------------------------------------------------------------------
    3.   N/A
    ---------------------------------------------------------------------------------------------
    4.   N/A
    ---------------------------------------------------------------------------------------------
    5.   N/A
    ---------------------------------------------------------------------------------------------
    6.   TOTAL                                                $0              $0              $0
    ---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

-----------------------------------------------------
CASE NAME: American International Travel, Inc.         ACCRUAL BASIS-7
-----------------------------------------------------

-----------------------------------------------------
CASE NUMBER: 400-42149-BJH-11                             02/13/95, RWD, 2/96
-----------------------------------------------------

                                                        MONTH:  September 2001
                                                               -----------------

-----------------------------------------
QUESTIONNAIRE

-------------------------------------------------------------------------------------------------
                                                                          YES             NO
-------------------------------------------------------------------------------------------------
1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
       THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                               X
-------------------------------------------------------------------------------------------------
2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
       OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                         X
-------------------------------------------------------------------------------------------------
3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
       LOANS) DUE FROM RELATED PARTIES?                                                   X
-------------------------------------------------------------------------------------------------
4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
       THIS REPORTING PERIOD?                                                             X
-------------------------------------------------------------------------------------------------
5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
       DEBTOR FROM ANY PARTY?                                                             X
-------------------------------------------------------------------------------------------------
6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                       X
-------------------------------------------------------------------------------------------------
7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
       PAST DUE?                                                                          X
-------------------------------------------------------------------------------------------------
8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                   X
-------------------------------------------------------------------------------------------------
9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                         X
-------------------------------------------------------------------------------------------------
10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
       DELINQUENT?                                                                        X
-------------------------------------------------------------------------------------------------
11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
       REPORTING PERIOD?                                                                  X
-------------------------------------------------------------------------------------------------
12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                    X
-------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------
INSURANCE

------------------------------------------------------------------------------------------------------
                                                                                   YES           NO
------------------------------------------------------------------------------------------------------

1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
       NECESSARY INSURANCE COVERAGES IN EFFECT?                                     X
------------------------------------------------------------------------------------------------------
2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                       X
------------------------------------------------------------------------------------------------------
3.     PLEASE ITEMIZE POLICIES BELOW.
------------------------------------------------------------------------------------------------------


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                            INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------------------------------------
            TYPE OF                                                                           PAYMENT AMOUNT
             POLICY                           CARRIER               PERIOD COVERED             & FREQUENCY
--------------------------------------------------------------------------------------------------------------
       Please see Case # 00-42141-BJH-11
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

================================================================================


    ------------------------------------------------------
    CASE  NAME: American International Travel, Inc.         FOOTNOTES SUPPLEMENT
    ------------------------------------------------------

    ------------------------------------------------------
    CASE  NUMBER: 400-42149-BJH-11                               ACCRUAL BASIS
    ------------------------------------------------------

                                                   MONTH:       September 2001
                                                            --------------------

    ---------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS FORM NUMBER   LINE NUMBER                         FOOTNOTE / EXPLANATION
    ---------------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
              6                                All Professional fees related to the Reorganization of the
    ---------------------------------------------------------------------------------------------------------------
                                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
    ---------------------------------------------------------------------------------------------------------------
                                                 Company). Refer to Case # 400-42141
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
              7                                All insurance plans related to the Company are carried
    ---------------------------------------------------------------------------------------------------------------
                                                 at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    ---------------------------------------------------------------------------------------------------------------
                                                 400-42141.

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
              General                          This operation closed in May of 2000. Costs incurred to date
    ---------------------------------------------------------------------------------------------------------------
                                                 consist of costs associated with shut down
    ---------------------------------------------------------------------------------------------------------------
                                                  procedures as well as wrapping up final billings.
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------
              3                       28       All payments are made by Kitty Hawk, Inc. (Case #400-42141)
    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------


    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------

================================================================================

CASE NAME: American International Travel, Inc.

CASE  NUMBER: 400-42149-BJH-11

Details of Other Items

ACCRUAL BASIS-1                                   September 2001


8.    OTHER  (ATTACH  LIST)                               (440,079)Reported
                                             ----------------------
           Intercompany Settlements                            342
           A/R KH International                           (246,860)
           CDI Inter-divisional Balancing                 (196,142)
           CDI - Debit/Credit Transfer                       2,581
                                             ----------------------
                                                          (440,079)Detail
                                             ----------------------
                                                                -  Difference